Exhibit 10.78

JOINDER AGREEMENT

This Joinder Agreement (this “Agreement”), dated as of December 23, 2020, is executed by the undersigned for the benefit of DBR Capital, LLC (the “Holder”), in connection with that certain Guaranty and Collateral Agreement dated as of May 15, 2020 among Grantors party thereto and the Holder (as amended, restated, supplemented or modified from time to time, the “Guaranty and Collateral Agreement”). Capitalized terms not otherwise defined herein are being used herein as defined in the Guaranty and Collateral Agreement.

Each Person signatory hereto is required to execute this Agreement pursuant to Section 6.08 of that certain Amended and Restated Securities Purchase Agreement, dated November 9, 2020, by and among Investview, Inc. and the Holder.

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:

1. Each such Person assumes all the obligations of a Grantor and a Guarantor under the Guaranty and Collateral Agreement and agrees that such Person is a Grantor and a Guarantor and bound as a Grantor and a Guarantor under the terms of the Guaranty and Collateral Agreement, as if it had been an original signatory to the Guaranty and Collateral Agreement. In furtherance of the foregoing, each such Person hereby (a) assigns, pledges and grants to Holder a security interest in all of its right, title and interest in and to the Collateral owned thereby to secure the Secured Obligations and (b) guarantees the prompt and complete payment and performance by Issuer when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

2. Schedules 1, 2, 3, 4, 5, 6, 7 and 8 of the Guaranty and Collateral Agreement are hereby amended to add the information relating to each such Person set out on Schedules 1, 2, 3, 4, 5, 6, 7 and 8, respectively, hereof. Each such Person hereby makes to the Holder the representations and warranties set forth in the Guaranty and Collateral Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct after giving effect to such amendment to such Schedules.

3. In furtherance of its obligations under the Guaranty and Collateral Agreement, each such Person agrees to deliver to Holder such documentation as the Holder (or its successors or assigns) may require to evidence, protect and perfect the Liens created by the Guaranty and Collateral Agreement, as modified hereby. Each such Person acknowledges the authorizations given to the Holder under the Guaranty and Collateral Agreement.

4. Each such Person’s address for notices under the Guaranty and Collateral Agreement shall be the address of the Issuer set forth in the Credit Agreement and each such Person hereby appoints the Issuer as its agent to receive notices hereunder.

5. This Agreement shall be deemed to be part of, and a modification to, the Guaranty and Collateral Agreement and shall be governed by all the terms and provisions of the Guaranty and Collateral Agreement, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity. Each such Person hereby waives notice of the Holder’s acceptance of this Agreement. Each such Person will deliver an executed original of this Agreement to the Holder.

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6. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law principles. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the Borough of Manhattan, the City of New York and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

7. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts (including counterparts delivered by facsimile or other electronic format) shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

8. This Agreement and the Guaranty and Collateral Agreement contain the entire agreement among each such Person and the Holder with respect to the subject matter hereof and, except as set forth below, this Agreement and the Guaranty and Collateral Agreement supersede and replace all other prior agreements, written or oral, among each such Person and the Holder with respect to the subject matter hereof.

9. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

10. EACH SUCH PERSON HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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S.A.F.E. Management, L.L.C.

By:	/s/ Annette Raynor
Name:	Annette Raynor
Title:	IAR/Compliance Officer

KUVERA LLC

By:	/s/ Annette Raynor
Name:	Annette Raynor
Title:	Chief Operations Officer

APEX TEK LLC

By:	/s/ Annette Raynor
Name:	Annette Raynor
Title:	Chief Operations Officer

United Games, LLC

By:	/s/ Annette Raynor
Name:	Annette Raynor
Title:	Chief Operations Officer

United League, LLC

By:	/s/ Annette Raynor
Name:	Annette Raynor
Title:	Chief Operations Officer

Kuvera France

By:	/s/ Ryan Smith
Name:	Ryan Smith
Title:	President

SCHEDULE 1

INVESTMENT PROPERTY

A. PLEDGED EQUITY

Grantor (owner of Record of such Pledged Equity)	Pledgor	Pledged Equity Description	Percentage of Pledgor	Certificate (Indicate No.)

None

B. PLEDGED NOTES

None

C. OTHER INVESTMENT PROPERTY

None

SCHEDULE 2

FILINGS AND PERFECTION

GRANTOR	FILING REQUIREMENT OR OTHER ACTION	FILING OFFICE
S.A.F.E. Management, L.L.C.	UCC-1	New Jersey Division of Revenue and Enterprise Services
Kuvera LLC	UCC-1	Utah Department of Commerce, Division of Corporations and Commercial Code
Apex Tek LLC	UCC-1	Utah Department of Commerce, Division of Corporations and Commercial Code
United Games, LLC	UCC-1	Utah Department of Commerce, Division of Corporations and Commercial Code
United League, LLC	UCC-1	Utah Department of Commerce, Division of Corporations and Commercial Code
Kuvera France	UCC-1	District of Columbia Office of the Recorder of Deeds

SCHEDULE 3

GRANTOR INFORMATION

GRANTOR (exact legal name)	STATE OF ORGANIZATION	FEDERAL EMPLOYER IDENTIFICATION NUMBER	CHIEF EXECUTIVE OFFICE	ORGANIZATIONAL IDENTIFICATION NUMBER
S.A.F.E. Management, L.L.C.	New Jersey	20-4633300	234 Industrial Way West, Building A Suite 202, Eatontown, NJ 07724	State ID: 0600265584
Kuvera LLC	Utah	46-2108710	234 Industrial Way West, Building A Suite 202, Eatontown, NJ 07724	State ID: 8590317-0160
Apex Tek LLC	Utah	26-1762202	234 Industrial Way West, Building A Suite 202, Eatontown, NJ 07724	State ID: 10257910-0160
United Games, LLC	Utah	81-2764819	234 Industrial Way West, Building A Suite 202, Eatontown, NJ 07724	State ID: 9819898-0160
United League, LLC	Utah	81-1117604	234 Industrial Way West, Building A Suite 202, Eatontown, NJ 07724	State ID: 9662147-0160
Kuvera France	France	844672105	23 Rue Royale 69001, Lyon France

SCHEDULE 4

A. COLLATERAL LOCATIONS

GRANTOR	COLLATERAL	COLLATERAL LOCATION OR PLACE OF BUSINESS (INCLUDING CHIEF EXECUTIVE OFFICE)	OWNER/LESSOR (IF LEASED)

S.A.F.E. Management, L.L.C.	All	234 Industrial Way West, Building A, Suite 202, Eatontown, NJ 07724	Investview, Inc.
Kuvera LLC	All	459 North 300 West, Unit 15 Kaysville, UT 84037	Investview, Inc.
Apex Tek LLC		459 North 300 West, Unit 15 Kaysville, UT 84037	Investview, Inc.
United Games, LLC	All	459 North 300 West, Unit 15 Kaysville, UT 84037	Investview, Inc.
United League, LLC	All	459 North 300 West, Unit 15 Kaysville, UT 84037	Investview, Inc.
Kuvera France	All	23 Rue Royale 69001, Lyon France	Kuvera France SAS

B. COLLATERAL IN POSSESSION OF LESSOR,
BAILEE, CONSIGNEE OR WAREHOUSEMAN

None

SCHEDULE 5

INTELLECTUAL PROPERTY

Patents:

None

Trademarks:

None in addition to those provided in Schedule 5 to the Guaranty and Collateral Agreement dated as of May 15, 2020.

Copyrights:

None

Intellectual Property Licenses:

None

Intellectual Property Subject to Licensing or Franchise Agreement:

None

SCHEDULE 6

DEPOSITARY AND OTHER ACCOUNTS

None in addition to those provided in Schedule 6 to the Guaranty and Collateral Agreement dated as of May 15, 2020.

SCHEDULE 7

COMMERCIAL TORT CLAIMS

None

SCHEDULE 8

PERMITTED LIENS

None.